UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 23, 2024

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45 Glover Avenue	Norwalk	Connecticut	06850
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas J. Hansen, who served as a director of Terex Corporation (the “Company”) since 2008, did not stand for reelection at the Company’s 2024 Annual Meeting and therefore retired as a member of the Board of Directors effective May 23, 2024. Mr. Hansen’s retirement did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company’s Annual Meeting was held on May 23, 2024.

(b) At the Annual Meeting, the Company’s stockholders (i) elected Paula H. J. Cholmondeley, Donald DeFosset, Simon Meester, Sandie O’Connor, Christopher Rossi, Andra Rush, David A. Sachs and Seun Salami to the Company’s Board of Directors until the Company’s next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, (ii) approved in an advisory vote the compensation of the Company’s named executive officers, and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The voting results for each matter submitted to a vote of stockholders at the Company’s Annual Meeting were as follows:

	For	Against	Abstain	Broker Non-Votes

Proposal 1: Election of Directors:
Paula H. J. Cholmondeley	56,987,589	773,280	48,278	4,286,747
Donald DeFosset	55,609,118	2,150,312	49,717	4,286,747
Simon Meester	57,204,347	555,158	49,642	4,286,747
Sandie O'Connor	56,064,758	1,696,384	48,005	4,286,747
Christopher Rossi	56,362,191	1,398,005	48,951	4,286,747
Andra Rush	56,355,244	1,406,267	47,636	4,286,747
David Sachs	55,414,383	2,252,685	142,079	4,286,747
Seun Salami	57,663,495	95,164	50,488	4,286,747

	For	Against	Abstain	Broker Non-Votes
Proposal 2: Advisory vote on the compensation of the Company’s named executive officers	56,214,487	1,498,033	96,627	4,286,747
	1 Year	2 Years	3 Years	Abstain
Proposal 3:Ratification of the selection of KPMG LLP as independent registered public accounting firm for the Company for 2024	61,946,809	75,170	73,915	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2024

TEREX CORPORATION

By: /s/Scott J. Posner
Scott J. Posner
Senior Vice President
Secretary and General
Counsel